Income Taxes - Schedule of Components Deferred Tax Assets (Details) - USD ($)	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Deferred tax assets:
Net operating loss carryforwards	$ 11,820
Operating lease liabilities	2,635	19,924	39,289
Accrued expenses	17,015	6,482	5,378
Total deferred tax assets	31,470	26,406	44,667
Less: Valuation allowance	(28,850)	(6,540)	(5,512)
Deferred tax liabilities
Operating lease right-of-use assets	(2,619)	(19,866)	(39,155)
Net deferred tax assets